UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 16, 2006

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Avid Technology Park, One Park West, Tewksbury, MA		01876
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)          Previous independent registered public accounting firm

On March 16, 2006, the Audit Committee of the Board of Directors of Avid Technology, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm.

The reports of PWC on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the Company’s fiscal years ended December 31, 2005 and 2004 and through March 16, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.  During the Company’s fiscal years ended December 31, 2005 and 2004 and through March 16, 2006, there were no “reportable events” as defined in Regulation S-K Item 304(a)(1)(v).

The Company has requested PWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter is filed as Exhibit 16.01 to this Form 8-K.

(b)          New independent registered public accounting firm

On March 16, 2006, the Audit Committee of the Board of Directors of the Company appointed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the fiscal year ending December 31, 2006.

During the fiscal years ended December 31, 2005 and 2004 and through March 16, 2006, neither the Company nor anyone on its behalf consulted with E&Y with respect to the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description

*16.01	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

* Document filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2006	AVID TECHNOLOGY, INC.
(Registrant)

	By:	/s/ Carol E. Kazmer
Carol E. Kazmer
Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

*16.01	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

* Document filed herewith